UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2002

                            MAVERICK TUBE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                  State or Other Jurisdiction of Incorporation

                                     1-10651
                             Commission File Number

                                   43-1455766
                         IRS Employer Identification No.

       16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri 63017
                    (Address of Principal Executive Offices)


                                 (636) 733-1600
              (Registrant's telephone number, including area code)

                                 Not applicable.
         (Former name or former address, if changed since last report.)

This Form 8-K/A is to amend Maverick Tube Corporation's (the "Company") Form 8-K dated December 31, 2002, which was amended by the Company's Form 8-K/A dated February 11, 2003, by providing updated pro forma financial information pursuant to Item 7 to Form 8-K, pursuant to paragraph (b) thereof, in connection with the acquisition by the Company ("the Acquisition") of the tubular business ("Pipe and Conduit") of The LTV Steel Corporation ("LTV") through the purchase of the assets constituting the Pipe and Conduit business, subject to certain of its liabilities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Pro forma financial information:

The accompanying unaudited pro forma consolidated statements of operations for the years ended December 31, 2001 and December 31, 2002 are presented to reflect the Acquisition as if it occurred at the beginning of the periods presented. The allocation of purchase price to the assets and liabilities of Pipe and Conduit is preliminary; and the final allocation may result in adjustments relating to final fixed asset appraisals, identification of intangible assets, exit costs associated with management's rationalization plans, and these adjustments may be material.

The accompanying unaudited pro forma consolidated statement of operations should be read in conjunction with the Company's historical consolidated financial statements and notes thereto in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and the historical consolidated financial statements and notes thereto of the Pipe and Conduit business, which were filed under Item 7 of the Company's Form 8-K/A dated February 11, 2003. The unaudited pro forma consolidated statement of operations are presented for informational purposes only and are not necessarily indicative of actual results had the foregoing transactions occurred as described in the preceding paragraph, nor do they purport to represent results of future operations.

(c) Exhibits:

         Exhibit No.       Description

         23.1*             Consent of Ernst & Young LLP
         99.1**            Press Release Dated December 31, 2002.

* Previously filed as an exhibit to the Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on February 11, 2003, and incorporated herein by reference.

** Previously filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 31, 2002, and incorporated herein by reference.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            March 31, 2003

                                    MAVERICK TUBE CORPORATION


                         By:        /s/ Pamela G. Boone
                                    --------------------------------------------
                                    Pamela G. Boone
                                    Vice President - Finance and Administration
                                                     and Chief Financial Officer

                   MAVERICK TUBE CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 2002
                (In thousands, except per share data and shares)

                                            Maverick Tube                            Pro Forma
                                             Corporation       Pipe and Conduit     Adjustments          Pro Forma
                                          ------------------- ------------------- ---------------- --- ---------------
Net sales                                           $452,913            $213,117          $12,600  A         $678,630
Costs of goods sold                                  409,916             173,724           11,016  B          594,656
                                          ------------------- ------------------- ---------------- --- ---------------
Gross profit                                          42,997              39,393            1,584              83,974

Selling, general and administrative                   34,032              16,662          (1,496)  C           49,198
Restructuring charges                                  1,186                   -                -               1,186
Partial trade case relief                            (2,709)                   -                -             (2,709)
                                          ------------------- ------------------- ---------------- --- ---------------
Income from operations                                10,488              22,731            3,080              36,299

Interest expense, net                                  3,961                 460            6,076  E           10,497
                                          ------------------- ------------------- ---------------- --- ---------------
Income from continuing operations
   before income taxes                                 6,527              22,271          (2,996)              25,802

Provision for income taxes                             3,414                   -            6,391  F            9,805
                                          ------------------- ------------------- ---------------- --- ---------------
Income from continuing operations                     $3,113             $22,271         $(9,387)             $15,997
                                          =================== =================== ================ === ===============

Pro forma earnings per share
   Basic                                               $0.08                                                    $0.42
                                          ===================                                          ===============

   Diluted                                             $0.08                                                    $0.42
                                          ===================                                          ===============

Weighted shares of common stock
   outstanding, basic                             38,144,154                                               38,144,154

Weighted shares of common stock
   outstanding, diluted                           38,491,684                                               38,491,684

See accompanying notes to unaudited pro forma consolidated financial statements.

                   MAVERICK TUBE CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 2001
                (In thousands, except per share data and shares)

                                            Maverick Tube                           Pro Forma
                                             Corporation       Pipe and Conduit    Adjustments          Pro Forma
                                          ------------------- ------------------- -------------- --- -----------------
Net sales                                           $544,933            $235,828        $14,600  A           $795,361
Costs of goods sold                                  441,843             189,653         13,163  B            644,659
                                          ------------------- ------------------- -------------- --- -----------------
Gross profit                                         103,090              46,175          1,437               150,702

Selling, general and administrative                   30,372              20,386       (11,941)  D             38,817
Restructuring charges                                  8,061                   -              -                 8,061
Start-up costs                                         1,101                   -              -                 1,101
                                          ------------------- ------------------- -------------- --- -----------------
Income from operations                                63,556              25,789         13,378               102,723

Interest expense, net                                  3,090                   -          7,110  E             10,200
                                          ------------------- ------------------- -------------- --- -----------------
Income from continuing operations
   before income taxes                                60,466              25,789          6,268                92,523

Provision for income taxes                            21,228              10,032          2,382  F             33,642
                                          ------------------- ------------------- -------------- --- -----------------
Income from continuing operations                    $39,238             $15,757         $3,886               $58,881
                                          =================== =================== ============== === =================

Pro forma earnings per share
   Basic                                               $1.17                                                    $1.76
                                          ===================                                        =================

   Diluted                                             $1.15                                                    $1.73
                                          ===================                                        =================

Weighted shares of common stock
   outstanding, basic                             33,547,281                                               33,547,281

Weighted shares of common stock
   outstanding, diluted                           34,116,725                                               34,116,725

See accompanying notes to unaudited pro forma consolidated financial statements.

                            MAVERICK TUBE CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


GENERAL

The following notes set forth the assumptions used in preparing the unaudited pro forma consolidated financial statements. The pro forma adjustments are based on estimates made by Maverick Tube Corporation's management using information currently available.

PRO FORMA ADJUSTMENTS

A. Pipe and Conduit classified shipping costs related to product sales as a deduction in arriving at net sales. Reflects an adjustment to increase net sales ($12,600,000 and $14,600,000 for the years ended December 31, 2002 and 2001, respectively) for these shipping costs previously classified in net sales.

B. Reflects the adjustment to costs of goods sold related to (a) estimated decrease ($1,584,000 and $1,437,000 for the years ended December 31, 2002 and 2001, respectively) in depreciation expense resulting from the allocation of the purchase price to property, plant and equipment acquired in the acquisition of Pipe and Conduit. Depreciation is calculated using an estimated useful life of 10 years for buildings and 6 years for equipment
     (b) increase costs of goods sold ($12,600,000 and 14,600,000 for the years ended December 31, 2002 and 2001, respectively) for the shipping costs previously classified in net sales (see Note A above).

C. Reflects the elimination of Pipe and Conduit's chapter 11 administrative expenses ($767,000) that is not expected to have a continuing impact. Reflects an adjustment to reduce employee benefit expenses related to benefit plans not to be continued by Maverick Tube Corporation ($729,000).

D. Reflects the reduction of Pipe and Conduit's overhead allocation ($7,000,000) to adjust to expected Maverick Tube Corporation overhead allocations and to reflect an adjustment to reduce employee benefit expenses related to benefit plans not to be continued by Maverick Tube Corporation ($4,941,000).

E. Reflects the adjustment to interest expense related to (a) borrowings under the credit facility of $120,246,000 at December 31, 2002 with a 5.24% interest rate ($6,301,000 for the years ended December 31, 2002 and 2001, respectively), (b) amortization of debt issue costs ($946,000 for the years ended December 31, 2002 and 2001, respectively) (c) reversal of the amortized debt issue costs under the old credit facility ($711,000 and $137,000 for the years ended December 31, 2002 and 2001, respectively) (d) elimination of Pipe and Conduit's net interest expense ($460,000 for the year months ended December 31, 2002). A 1/8% change in the interest rate would result in interest expense increasing or decreasing by $150,000 for the years ended December 31, 2002 and 2001.

F. Represents the adjustment for the estimated income tax effect of the aggregate pro forma adjustments using a pro forma effective income tax rate of 38.0% and 36.36% for the years ended December 31, 2002 and 2001, respectively.